Share based compensation - Fair value of options granted that are estimated using binomial model (Details) - Employee Stock Option	6 Months Ended
Jun. 30, 2026 $ / shares
Share based compensation
Risk-free rate of return (as a percent)	4.61%
Volatility (as a percent)	46.33%
Expected dividend yield (as a percent)	0.00%
Fair value of underlying ordinary share (in USD per share)	$ 1.03
Expected terms (in years)	10 years